Exhibit No. 32.2

CERTIFICATION OF
PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Heartland Express, Inc. (the "Company"), on Form 10-Q for the period ended June 30, 2013 (the "Report"), filed with the Securities and Exchange Commission, I, John P. Cosaert, Executive Vice President, Treasurer-Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 9, 2013	By:	/s/ John P. Cosaert
John P. Cosaert
Executive Vice President-Finance, Treasurer
and Chief Financial Officer